Schedule A .

Trade Date	CUSIP	Settlement Date	Maturity Date	Next Pay Date	Call Type[1]	Call Style[2]	Rate Type/ Rate Sub-Type[3,4]	Next Call/Amort Date	Coupon Percent	FHLBank Par ($)
5/11/2016	3130A82K8	5/23/2016	5/23/2023	11/23/2016	Optional Principal Redemption	American	Fixed Constant	5/23/2017	2.000	$10,000,000
5/11/2016	3130A82K8	5/23/2016	5/23/2023	11/23/2016	Optional Principal Redemption	American	Fixed Constant	5/23/2017	2.000	$20,000,000
5/11/2016	3130A83E1	5/23/2016	5/23/2036	11/23/2016	Optional Principal Redemption	American	Fixed Constant	5/23/2017	3.000	$13,000,000
5/11/2016	3130A83E1	5/23/2016	5/23/2036	11/23/2016	Optional Principal Redemption	American	Fixed Constant	5/23/2017	3.000	$30,000,000
5/11/2016	3130A83E1	5/23/2016	5/23/2036	11/23/2016	Optional Principal Redemption	American	Fixed Constant	5/23/2017	3.000	$50,000,000
5/11/2016	3130A83N1	5/18/2016	11/18/2016	11/18/2016	Non-Callable		Fixed Constant		0.440	$150,000,000
5/11/2016	3130A83P6	5/16/2016	5/16/2017	8/16/2016	Non-Callable		Variable Single Index Floater			$250,000,000
5/11/2016	313379RB7	5/13/2016	6/11/2021	6/11/2016	Non-Callable		Fixed Constant		1.875	$3,000,000

(1) Call/Amortization Type Description:
Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:
Indicates whether the bond is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
American Bonds are redeemable continuously on and after the first redemption date until maturity.
Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date until maturity.
European Bonds are redeemable on a particular date only.
Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
Multi-European Bonds are redeemable on particular dates only.

(3) Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed Bonds generally pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:
Constant Bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.